Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF INCOME

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005
	(unaudited; in millions, except per unit amounts)

Operating revenue	$1,532.3	$1,809.6	$4,845.6	$4,392.4
Operating expenses
Cost of natural gas	1,265.9	1,659.8	4,099.2	3,882.4
Operating and administrative	95.1	82.4	256.3	237.2
Power	27.8	19.0	78.3	53.2
Depreciation and amortization	34.8	36.5	101.5	103.9
	1,423.6	1,797.7	4,535.3	4,276.7
Operating income	108.7	11.9	310.3	115.7
Interest expense	(28.5)	(28.4)	(84.0)	(79.6)
Other income	2.0	2.1	7.4	3.4
Net income (loss)	$82.2	$(14.4)	$233.7	$39.5
Net income (loss) allocable to limited partner units	$73.5	$(19.5)	$210.6	$22.6
Net income (loss) per limited partner unit (basic and diluted)	$1.03	$(0.32)	$3.11	$0.37
Weighted average units outstanding	71.7	62.1	67.8	61.5

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,
	2006	2005
	(unaudited; in millions)

Cash provided by operating activities
Net income	$233.7	$39.5
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	101.5	103.9
Derivative fair value (gains) losses	(53.1)	69.4
Inventory market price adjustments	16.7	—
Other	5.1	(0.1)
Changes in operating assets and liabilities, net of cash acquired:
Receivables, trade and other	(5.3)	(13.1)
Due from General Partner and affiliates	9.2	(6.2)
Accrued receivables	236.8	(338.8)
Inventory	(56.7)	(66.2)
Current and long-term other assets	(3.3)	(3.3)
Due to General Partner and affiliates	2.0	13.5
Accounts payable and other	(18.5)	(2.0)
Accrued purchases	(258.5)	385.5
Interest payable	19.0	24.5
Property and other taxes payable	1.3	1.6
Net cash provided by operating activities	229.9	208.2

Cash used in investing activities

Additions to property, plant and equipment	(514.3)	(261.9)
Changes in construction payables	17.4	3.3
Asset acquisitions, net of cash acquired	(33.3)	(186.4)
Other	0.4	2.7
Net cash used in investing activities	(529.8)	(442.3)

Cash provided by financing activities

Proceeds from unit issuances, net	509.6	127.5
Distributions to partners	(169.8)	(157.3)
Repayments of Credit Facility, net	—	(175.0)
Net issuances of commercial paper	143.9	455.0
Repayment on affiliate loan	(20.0)	—
Other	—	(1.0)
Net cash provided by financing activities	463.7	249.2
Net increase in cash and cash equivalents	163.8	15.1
Cash and cash equivalents at beginning of year	89.8	78.3
Cash and cash equivalents at end of period	$253.6	$93.4

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30, 2006	December 31, 2005
	(unaudited; $ in millions)
ASSETS
Current assets
Cash and cash equivalents	$253.6	$89.8
Receivables, trade and other, net of allowance for doubtful accounts of $4.0 in 2006 and $4.5 in 2005	114.9	109.7
Due from General Partner and affiliates	10.9	20.1
Accrued receivables	378.5	615.3
Inventory	175.9	138.9
Other current assets	12.7	11.5
	946.5	985.3
Property, plant and equipment, net	3,509.6	3,080.0
Other assets, net	24.3	22.2
Goodwill	265.7	258.2
Intangibles, net	92.4	82.7
	$4,838.5	$4,428.4
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$14.5	$12.5
Accounts payable and other	183.0	247.9
Accrued purchases	388.2	646.7
Interest payable	28.8	11.4
Property and other taxes payable	22.2	21.8
Current maturities of long-term debt	31.0	31.0
	667.7	971.3

Long-term debt	1,827.4	1,682.9
Loans from General Partner and affiliates	134.0	151.8
Environmental liabilities	4.2	4.8
Other long-term liabilities	172.3	253.8
	2,805.6	3,064.6
Commitments and contingencies

Partners’ capital
Class A common units (Units issued—49,938,834 in 2006 and 2005)	1,159.9	1,142.4
Class B common units (Units issued—3,912,750 in 2006 and 2005)	68.9	67.2
Class C units (Units issued —10,869,565 in 2006)	503.7	—
i-units (Units issued—12,440,455 in 2006 and 11,704,948 in 2005)	459.3	421.7
General Partner	47.6	34.6
Accumulated other comprehensive loss	(206.5)	(302.1)
	2,032.9	1,363.8
	$4,838.5	$4,428.4

NET INCOME PER COMMON AND i-UNIT

Net income per common and i-unit is computed by dividing net income, after deduction of Enbridge Energy Company, Inc.’s (the “General Partner”) allocation, by the weighted average number of our limited partner units outstanding. The General Partner’s allocation is equal to an amount based upon its general partner interest, adjusted to reflect an amount equal to its incentive distributions and an amount required to reflect depreciation on the General Partner’s historical cost basis for assets contributed on formation of the Partnership. We have no dilutive securities. Net income per limited partner unit was determined as follows:

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005
	(in millions, except per unit amounts)

Net income (loss)	$82.2	$(14.4)	$233.7	$39.5
Allocations to the General Partner:
Net (income) loss allocated to General Partner	(1.7)	0.3	(4.7)	(0.8)
Incentive distributions to General Partner	(7.0)	(5.4)	(18.3)	(16.0)
Historical cost depreciation adjustments	—	—	(0.1)	(0.1)
	(8.7)	(5.1)	(23.1)	(16.9)
Net income (loss) allocable to limited partner units	$73.5	$(19.5)	$210.6	$22.6
Weighted average units outstanding	71.7	62.1	67.8	61.5
Net income (loss) per limited partner unit (basic and diluted)	$1.03	$(0.32)	$3.11	$0.37

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments:

•       Liquids;

•       Natural Gas; and

•       Marketing.

The following tables present certain financial information about our business segments:

	As of and for the three months ended September 30, 2006
	Liquids	Natural Gas	Marketing	Corporate	Total
	(in millions)
Total revenue	$127.2	$1,251.9	$772.4	$—	$2,151.5
Less: Intersegment revenue	—	565.3	53.9	—	619.2
Operating revenue	127.2	686.6	718.5	—	1,532.3
Cost of natural gas	—	568.0	697.9	—	1,265.9
Operating and administrative	36.0	56.9	1.1	1.1	95.1
Power	27.8	—	—	—	27.8
Depreciation and amortization	16.0	18.7	0.1	—	34.8
Operating income	47.4	43.0	19.4	.(1.1)	108.7
Interest expense	—	—	—	(28.5)	(28.5)
Other income	—	—	—	2.0	2.0
Net income	$47.4	$43.0	$19.4	$(27.6)	$82.2
Capital expenditures (excluding acquisitions)	$50.8	$175.6	$0.9	$1.8	$229.1

	As of and for the three months ended September 30, 2005
	Liquids	Natural Gas	Marketing	Corporate	Total
	(in millions)
Total revenue	$104.1	$1,267.5	$1,162.6	$—	$2,534.2
Less: Intersegment revenue	—	669.6	55.0	—	724.6
Operating revenue	104.1	597.9	1,107.6	—	1,809.6
Cost of natural gas	—	513.9	1,145.9	—	1,659.8
Operating and administrative	36.1	44.3	1.4	0.6	82.4
Power	19.0	—	—	—	19.0
Depreciation and amortization	18.3	18.1	0.1	—	36.5
Operating income	30.7	21.6	(39.8)	(0.6)	11.9
Interest expense	—	—	—	(28.4)	(28.4)
Other income	—	—	—	2.1	2.1
Net income (loss)	$30.7	$21.6	$(39.8)	$(26.9)	$(14.4)
Capital expenditures (excluding acquisitions)	$17.3	$69.2	$—	$0.7	$87.2

	As of and for the nine months ended September 30, 2006
	Liquids	Natural Gas	Marketing	Corporate	Total
	(in millions)
Total revenue	$374.7	$4,085.1	$2,406.4	$—	$6,866.2
Less: Intersegment revenue	—	1,854.0	166.6	—	2,020.6
Operating revenue	374.7	2,231.1	2,239.8	—	4,845.6
Cost of natural gas	—	1,908.4	2,190.8	—	4,099.2
Operating and administrative	99.7	150.6	3.7	2.3	256.3
Power	78.3	—	—	—	78.3
Depreciation and amortization	47.8	53.2	0.3	0.2	101.5
Operating income	148.9	118.9	45.0	(2.5)	310.3
Interest expense	—	—	—	(84.0)	(84.0)
Other income	—	—	—	7.4	7.4
Net income	$148.9	$118.9	$45.0	$(79.1)	$233.7
Total assets	$1,752.4	$2,584.1	$264.6	$237.4	$4,838.5
Capital expenditures (excluding acquisitions)	$101.6	$404.7	$1.8	$6.2	$514.3

	As of and for the nine months ended September 30, 2005
	Liquids	Natural Gas	Marketing	Corporate	Total
	(in millions)
Total revenue	$303.1	$3,180.1	$2,658.5	$—	$6,141.7
Less: Intersegment revenue	—	1,635.3	114.0	—	1,749.3
Operating revenue	303.1	1,544.8	2,544.5	—	4,392.4
Cost of natural gas	—	1,299.9	2,582.5	—	3,882.4
Operating and administrative	105.5	126.3	3.1	2.3	237.2
Power	53.2	—	—	—	53.2
Depreciation and amortization	53.6	49.9	0.4	—	103.9
Operating income	90.8	68.7	(41.5)	(2.3)	115.7
Interest expense	—	—	—	(79.6)	(79.6)
Other income	—	—	—	3.4	3.4
Net income	$90.8	$68.7	$(41.5)	$(78.5)	$39.5
Total assets	$1,672.8	$2,239.4	$557.4	$91.4	$4,561.0
Capital expenditures (excluding acquisitions)	$52.0	$206.5	$—	$3.4	$261.9